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                                                                   Exhibit 10.57

                             CONNETICS CORPORATION

                                 LOAN AGREEMENT


         This Loan Agreement ("Agreement") is entered into as of August 21, 1998 by and between CONNETICS CORPORATION, a Delaware corporation (the "Company"), and ROBERT G. LEDERER (the "Borrower").


                                 R E C I T A L S

         The Company and Borrower are parties to an employment agreement dated July 1, 1998 which sets forth the terms of Borrower's employment by the Company. Borrower desires to borrow and the Company is willing to lend Borrower up to $72,000 on a secured basis under the terms and conditions of this Agreement.

         NOW, THEREFORE, the Company and Borrower agree as follows:


                                    AGREEMENT

         1. THE LOAN. Subject to the terms and conditions contained in this Agreement, and upon execution of this Agreement, the Company will make loans to Borrower on or before December 31, 1999 up to an aggregate principal amount of $72,000 (collectively, the "Loan"), provided that the Loan shall be advanced to Borrower in principal amounts of no more than $36,000, or in such lesser amounts as requested by Borrower, within 180 days of Borrower's employment with the Company, and $36,000, or such lesser amounts as requested by Borrower, on or after July 1, 1999. Borrower shall provide the Company with at least three (3) business days prior notice of each requested advance.

         2. THE NOTE. Each advance under the Loan shall be evidenced by a promissory note executed and delivered by Borrower in favor of the Company substantially in the form attached as EXHIBIT A to this Agreement (each a "Note" and together the "Notes"), bearing interest at the minimum allowable federal rate per annum, compounded annually, with unpaid principal and interest due on the third anniversary of the date of each Note, except as otherwise set forth on the Notes or in this Agreement.

         3. SECURITY AGREEMENT. The Borrower will also execute and deliver the Security Agreement in the form attached as EXHIBIT B to this Agreement (the "Security Agreement") as security for the Borrower's obligation to repay the Loan.

         4. ACCELERATION OF LOAN. The principal and interest under the Loan shall immediately become due and payable in full upon the earliest to occur of the following: (a) as provided in the Security Agreement or (b) within thirty
(30) days after the voluntary termination of Borrower's employment with the Company or the termination of such employment for Cause (as defined below).

         For purposes of this Agreement, termination shall be made for "Cause" if it is made: (i) because of any act or failure to act by Borrower which, in the reasonable, good faith opinion of



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the Company's Board of Directors, is in bad faith and to the material detriment of the Company; (ii) because, in the reasonable opinion of the Company's Board of Directors, Borrower refuses to act materially in accordance with any express, good faith direction of the Company's Board of Directors, which refusal is not cured within ten (10) days following written notice thereof to Borrower; (iii) because Borrower exhibits, in the reasonable, good faith opinion of the Company's Board of Directors, misconduct, dishonesty, habitual neglect, or gross incompetence in the discharge of his duties as an employee of the Company; or
(iv) because Borrower is convicted of a felony.

         5. FORGIVENESS OF THE LOAN. The Company may, at its option, forgive the outstanding principal and interest owing under the Loan, or a portion thereof, upon the due date of each Note under the Loan.

         6. NO EMPLOYMENT RIGHTS. Nothing contained in this Agreement or in any of the attachments or exhibits to this Agreement is intended or shall be construed to confer upon the Borrower any rights to employment or continued employment with the Company, or shall alter in any way the nature of Borrower's current employment with the Company.

         7. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties to this Agreement.

         8. GOVERNING LAW. This Agreement, all acts and transactions pursuant to this Agreement, and the rights and obligations of the parties to this Agreement shall be governed, construed and interpreted in accordance with the laws of the State of California.

         9. DISPUTE RESOLUTION. All actions or proceedings relating to this Agreement shall be maintained in a court located in Santa Clara County, State of California, and the parties hereto expressly consent to (a) the personal jurisdiction of the federal and state courts within Santa Clara County, California, and (b) service of process being effected upon them by registered mail sent to the address set forth below.

         10. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings related to such subject matter.

         11. MODIFICATION. This Agreement shall not be amended without the written consent of both parties to this Agreement.

         12. SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect as though written without said provision.

         13. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         14. NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be personally delivered or sent by prepaid registered or certified mail, return receipt



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requested, addressed to the other party at the address shown below or at such other address for which such party gives notice hereunder.

         15. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

         16. FURTHER ACTS. Each party to this Agreement agrees to execute, acknowledge and deliver or to cause to have executed, acknowledged and delivered, such other and further instruments and documents as may reasonably be requested by the other to carry out the purposes of this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.



"BORROWER"                                  "COMPANY"

                                            CONNETICS CORPORATION,
                                            a Delaware corporation


/s/ Robert G. Lederer                       By:  /s/ Thomas G. Wiggans
-----------------------------                    -------------------------------
ROBERT G. LEDERER                           Title: _____________________________

Address: ____________________               Address:   3400 West Bayshore Road
_____________________________                          Palo Alto, CA  94303



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                          FULL RECOURSE PROMISSORY NOTE



$18,000                                                          August 21, 1998

         1. Obligation. For value received, ROBERT G. LEDERER (the "Borrower") promises to pay to CONNETICS CORPORATION, a Delaware corporation (the "Company"), the sum of $18,000, together with interest on the unpaid principal hereof from the date hereof at the rate of 5.48% per annum, compounded annually (the "Loan").

         2. Payment. The Loan shall be due and payable on the third anniversary of the date hereof. Prepayment of all or any portion of the principal or interest owing under the Loan may be made at any time without penalty. Payments of principal and interest shall be made in lawful money of the United States of America and shall be credited first to the accrued interest, with the remainder applied to principal.

         3. Remedies on Default. Upon any default of the Borrower under this Note, the Company shall have, in addition to its rights and remedies under the Security Agreement, full recourse against any real, personal, tangible or intangible assets of the undersigned, and may pursue any legal or equitable remedies that are available to it.

         4. Governing Law; Waiver. This Note shall be governed by and construed in accordance with the laws of California, without reference to conflict of laws principles. The Borrower waives presentment, notice of nonpayment, notice of dishonor, protest, demand and diligence.

         5. Attorneys' Fees. If suit is brought for collection of this Note, the Borrower agrees to pay all reasonable expenses, including attorneys' fees, incurred by the Company in connection therewith whether or not such suit is prosecuted to judgment.

         6. Loan and Security Agreements. This Note is subject to the terms of a Loan Agreement and Security Agreement, each dated as of August 21, 1998.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the date and year first above written.


"BORROWER"


/s/ Robert G. Lederer
---------------------------
Robert G. Lederer



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                               SECURITY AGREEMENT


         This Security Agreement is made as of August 21, 1998 between CONNETICS CORPORATION, a Delaware corporation ("Pledgee"), and ROBERT G. LEDERER ("Pledgor").


                                 R E C I T A L S

         Pledgee has made loans to Pledgor, and Pledgor has borrowed from Pledgee, up to an aggregate principal amount of $72,000, pursuant to a Loan Agreement (the "Loan Agreement") between Pledgor and Pledgee dated as of the date of this Security Agreement (collectively, the "Loan"). The Loan is evidenced by one or more promissory notes (the "Notes"), each in the form attached to the Loan Agreement as Exhibit A. The parties intend that the Notes are to be secured by up to 110,000 shares of the Common Stock of Pledgee held or to be held by Pledgor (the "Shares").

         NOW, THEREFORE, it is agreed as follows:


                                    AGREEMENT

         1. CREATION AND DESCRIPTION OF SECURITY INTEREST; TRANSFERABILITY; ESCROW.

                 (a) In consideration of the loan to Pledgor evidenced by the Notes, Pledgor, pursuant to the Commercial Code of the State of California, hereby pledges all of the Shares (sometimes referred to as the "Collateral") to Pledgee, as security for the repayment of the Notes, and any extensions or renewals of the Notes, executed by Pledgor.

                 (b) None of the Shares pledged under this Security Agreement may be sold, transferred, pledged, hypothecated or otherwise disposed of by Pledgor except as required to enable Pledgee to exercise its rights as a secured party under this Security Agreement or any additional Security Agreement entered or to be entered into between Pledgor and Pledgee and relating to the Shares (an "Additional Security Agreement"), or as otherwise agreed to by Pledgor.

                 (c) To ensure the ability of Pledgee to exercise its rights as a secured party hereunder, Pledgor shall, upon execution of this Agreement or when and as requested by Pledgee, deliver and deposit with the Secretary of Pledgee or such other person designated by Pledgee, ("Pledgeholder") the share certificates representing the Shares currently held by Pledgor, and to do the same in the future at such time as Pledgor may acquire additional certificates, together with the stock power, duly endorsed in blank, in the form attached hereto as ATTACHMENT A-1 to this Security Agreement for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement; provided, however, that Borrower shall in no case be obligated to deliver certificates to Pledgee for Collateral in excess of an aggregate of 110,000 shares of the Pledgee's Common Stock (as adjusted for subsequent stock splits, recapitalizations and the like) held by Pledgor. The Shares and stock power(s) shall be held by Pledgeholder until such time as the Notes, or any extensions or renewals of the Notes, shall be discharged. As a



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further inducement to Pledgee to loan to Pledgor the funds represented by the
Notes, the spouse of Pledgor, if any, shall execute and deliver to Pledgee the Consent of Spouse attached as ATTACHMENT A-2 to this Security Agreement.

         2. PLEDGOR'S REPRESENTATIONS AND COVENANTS. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

                 (a) Payment of Indebtedness. Pledgor will pay the principal sum under the Notes together with interest on the Notes, at the time and in the manner provided in the Notes.

                 (b) Encumbrances. All shares now or hereafter pledged under this Security Agreement are and shall be free of all other encumbrances, defenses and liens, except for restrictions or liens created under a Common Stock Purchase Agreement between Pledgor and Pledgee relating to the Shares and as set forth in any Additional Security Agreement, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

         3. VOTING RIGHTS. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Notes, Pledgor shall have the right to vote all of the Shares pledged hereunder to the extent that they may be voted by their terms.

         4. STOCK ADJUSTMENTS. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted securities, as applicable, held by Pledgor as a result thereof.

         5. WARRANTS AND RIGHTS. In the event that, during the term of this pledge, subscription warrants or other rights or options shall be issued in connection with the pledged Shares, such rights, warrants and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

         6. DEFAULT. Pledgor shall be deemed to be in default of all of the Notes under the Loan and of this Security Agreement in the event:

                 (a) Payment of principal or interest on any Note shall be delinquent for a period of 10 days or more; or



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                 (b) Pledgor fails to perform any of the covenants contained in this Security Agreement or in the Loan Agreement for a period of 10 days after written notice thereof from Pledgee.

         In the event of any foreclosure of the security interest, the Pledgee may sell the Shares at a private sale or may repurchase the Shares itself. The parties agree that, prior to the establishment of a public market for the Shares, the securities laws affecting sale of the Shares make a public sale of the Shares commercially unreasonable. The parties further agree that the repurchasing of said Shares by Pledgee, or by any person to whom the Pledgee may have assigned its rights under this Security Agreement, is commercially reasonable if made at a price determined by the Pledgee's Board of Directors in its discretion, fairly exercised, representing what would be the fair market value of the Shares reduced by any limitation on transferability, whether due to the size of the block of Shares or the restrictions of applicable securities laws. The proceeds of any sale shall be applied in the following order:

                  (a) To the extent necessary, proceeds shall be used to pay all reasonable expenses of Pledgee in enforcing this Security Agreement, including, without limitation, reasonable attorney's fees and legal expenses incurred by Pledgee.

                  (b) To the extent necessary, proceeds shall be used to satisfy any remaining indebtedness under the Notes.

                  (c)      Any remaining proceeds shall be delivered to Pledgor.

         7. WITHDRAWAL OR SUBSTITUTION OF COLLATERAL. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

         8. TERM. The pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged Shares shall be promptly delivered to Pledgor.

         9. INSOLVENCY. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against Pledgor, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on all of the Notes shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

         10. PLEDGEHOLDER LIABILITY. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his or her acts, or omissions to act, as Pledgeholder.

         11. INVALIDITY OF PARTICULAR PROVISIONS. Pledgor and Pledgee agree that the unenforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.



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         12. SUCCESSORS OR ASSIGNS. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used in this Security Agreement shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

         13. GOVERNING LAW. This Security Agreement shall be interpreted and governed under the laws of the State of California.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                             /s/ Robert G. Lederer
"PLEDGOR"                                    ---------------------------------
                                             ROBERT G. LEDERER

                                             Address:
                                                     -------------------------


"PLEDGEE"                                     CONNETICS CORPORATION


                                              By:  /s/  Thomas G. Wiggans
                                                 -------------------------------
                                              Title:
                                                    ----------------------------


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